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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-102338, 333-13259, 333-05795, 333-05797,
333-53842, 333-69717, 333-27927, 333-27929, 333-09257, and 333-91801) and Form
S-3 (Nos. 033-61903 and 333-89836) of American Science and Engineering,
Inc. of our report dated May 21, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K/A.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
July 29, 2003